Financial income (expense), net (Tables)	6 Months Ended
Jun. 30, 2020
Financial income (expense), net
Schedule of components of financial income (expense), net

The components of financial income (expense), net are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands of U.S. dollars)	2020	2019	2020	2019
Interest income	$163	$297	$335	$496
Interest expense:
Interest expense	(5,710)	(6,361)	(11,594)	(12,609)
Commitment fees	(34)	(148)	(69)	(260)
Amortization of debt issuance cost and fair value of debt assumed	(578)	(639)	(1,170)	(1,115)
Total interest expense	(6,322)	(7,148)	(12,833)	(13,984)
Gain (loss) on debt extinguishment	—	—	—	1,030
Other items, net:
Foreign exchange gain (loss)	166	(36)	214	(55)
Bank charges, fees and other	(41)	(85)	(127)	(138)
Withholding tax on interest expense and other	(612)	(638)	(1,221)	(1,613)
Total other items, net	(487)	(759)	(1,134)	(1,806)
Total financial income (expense), net	$(6,646)	$(7,610)	$(13,632)	$(14,264)